Exhibit (e)(2)

                              AMENDED AND RESTATED
                                   SCHEDULE A
                                     TO THE
                             DISTRIBUTION AGREEMENT
                                 BY AND BETWEEN
                                 NORTHERN FUNDS
                                      AND
                        NORTHERN FUNDS DISTRIBUTORS, LLC
                            DATED DECEMBER 28, 1999

Intending to be legally bound, the undersigned hereby amend and restate Schedule A to the aforesaid Agreement to include the following investment portfolios:


Money Market Fund                              International Fixed Income Fund
U.S. Government Money Market Fund              High Yield Municipal Fund
U.S. Government Select Money Market Fund       High Yield Fixed Income Fund
Tax-Exempt Money Market Fund                   Income Equity Fund
Municipal Money Market Fund                    Stock Index Fund
California Municipal Money Market Fund         Growth Equity Fund
U.S. Government Fund                           Select Equity Fund
Short-Intermediate U.S. Government Fund        Mid Cap Growth Fund
Intermediate Tax-Exempt Fund                   Small Cap Index Fund
California Intermediate Tax-Exempt Fund        Small Cap Fund
Florida Intermediate Tax-Exempt Fund           Small Cap Growth Fund
Fixed Income Fund                              International Growth Equity Fund
Tax-Exempt Fund                                International Select Equity Fund
Arizona Tax-Exempt Fund                        Technology Fund
California Tax-Exempt Fund                     MarketPower Fund

All signatures need not appear on the same copy of this Amended and Restated Schedule A.


      NORTHERN FUNDS


      By: /s/ Jylanne M. Dunne
          -----------------------------

      Title: President
             --------------------------

      Date: December 2, 1999
            ---------------------------


      NORTHERN FUNDS DISTRIBUTORS, LLC

      By:  /s/ Philip H. Rinnander
           ----------------------------

      Title: President
             --------------------------

      Date: December 17, 1999
            ---------------------------